UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) May 14, 2009

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, WI 53051
(Address of Principal Executive Offices) (Zip Code)
262-257-8888
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This Current Report on Form 8-K is being filed by Assisted Living Concepts, Inc. (“ALC”) to update and supersede the description of ALC’s Class A common stock incorporated by reference in Amendment No. 4 to ALC’s Registration Statement on Form 10 filed on October 19, 2006, and contained in ALC’s definitive Information Statement dated November 10, 2006 filed as Exhibit 99.1 to ALC’s Current Report on Form 8-K filed on November 14, 2006, including any amendment or report filed for the purpose of updating such description.. This description will be available for incorporation by reference into certain filings by ALC with the SEC under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including registration statements.
     References in this Form 8-K to “us,” “we,” “our,” or “ALC” mean Assisted Living Concepts, Inc.
DESCRIPTION OF OUR CAPITAL STOCK
     Below we have provided a summary description of our capital stock which is updated to reflect the one-for-five reverse stock split of our Class A and Class B common stock effective March 16, 2009, without changing the par value per share, and other changes. This description is not complete. We encourage you to read the full text of our amended and restated articles of incorporation and amended and restated bylaws, as well as the provisions of applicable Nevada law. Copies of the amended and restated articles of incorporation and amended and restated bylaws are incorporated by reference as exhibits to this Current Report on Form 8-K.
General
     Our authorized capital stock consists of 80,000,000 shares of Class A common stock, par value $0.01 per share, 15,000,000 shares of Class B common stock, par value $0.01 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share. As of May 7, 2009, there were 10,284,573 shares outstanding of Class A common stock and 1,560,419 shares outstanding of Class B common stock. No shares of preferred stock were outstanding as of such date.
Common Stock
     The relative rights of the Class A common stock and Class B common stock are substantially identical in all respects, except for voting rights, conversion rights and transferability.
Quorum; Voting Rights
     Generally, unless otherwise required by law or our amended and restated articles of incorporation, the holders of a majority in total voting power of the capital stock issued and outstanding and entitled to vote generally in the election of directors, present in person or represented by proxy, will constitute a quorum at a meeting of the stockholders for the transaction of business. When specified business is to be voted on by a class or series of stock voting as a separate class or series, the holders of a majority in total voting power of the issued and outstanding shares of the class or series will constitute a quorum of the class or series for the transaction of that business.
     Each share of Class A common stock entitles the holder to one vote and each share of Class B common stock entitles the holder to ten votes with respect to each matter presented to our stockholders on which the holders of common stock are entitled to vote. Directors are elected by a plurality of the votes cast. Except as otherwise provided in our amended and restated articles of incorporation or required by law, all other matters to be voted on by our stockholders must be approved by the affirmative vote of the holders of at least a majority of the total number of votes cast with respect to a matter.
     In addition to any other vote required by our amended and restated articles of incorporation or by applicable law, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Class A common stock, voting separately as a class, is required for certain amendments to the dividend, subdivision or combination, conversion and equivalent consideration provisions of our amended and restated articles of incorporation described below.
     Our amended and restated articles of incorporation also provide that for so long as shares of Class B common stock are outstanding, in addition to any other vote required by our amended and restated articles of incorporation or by applicable law, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Class B common stock, voting separately as a class, is required:
•	for the authorization or issuance of shares of Class B common stock or the authorization or issuance of any securities convertible into or exchangeable for shares of Class B common stock;

•	for the authorization or issuance of shares of any series or class of capital stock (other than Class A common stock or Class B common stock) having more than one vote per share or having any right to elect directors voting as a separate class or any class voting or consent rights, in each case other than as required by applicable law or the rules or regulations of any stock exchange upon which such series or class of capital stock is to be listed for trading (or securities convertible into or exchangeable therefor);

•	for any amendment to any provision of our amended and restated articles of incorporation setting forth any of the rights, powers or preferences of the Class A common stock or Class B common stock; and
•	for certain amendments to the dividend, subdivision or combination, conversion, transfer restrictions and equivalent consideration provisions of our amended and restated articles of incorporation described below.
Dividends
     Holders of Class A common stock and Class B common stock will share equally in any dividend declared by our Board of Directors, subject to any preferential rights of any outstanding preferred stock. Dividends consisting of shares of Class A common stock or Class B common stock or any of our other securities or the securities of any other legal entity may be paid only as follows subject to the equivalent consideration provisions described below:
•	a share distribution consisting of shares of Class A common stock (or convertible securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class A common stock) with respect to shares of Class A common stock and, on an equal per share basis, shares of Class B common stock (or convertible securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class B common stock) with respect to shares of Class B common stock;

•	in the case of a share distribution consisting of shares of any class or series of our securities other than Class A common stock or Class B common stock (and other than convertible securities that are convertible into, exchangeable for or evidence the right to purchase shares of Class A common stock or Class B common stock) or of one of our subsidiaries, on the basis of a distribution of one class or series of securities with respect to shares of our Class A common stock and another class or series of securities with respect to shares of our Class B common stock, and the securities so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exchangeable, or which the distributed securities evidence the right to purchase) shall differ with respect to, but solely with respect to, their relative voting rights and related differences in conversion and share distribution provisions, and all such differences shall be identical to the corresponding differences in voting rights, conversion and share distribution provisions between our Class A common stock and our Class B common stock, so as to preserve the relative voting rights of each class as in effect immediately prior to such share distribution, and such distribution shall be made on an equal per share basis; and

•	in the case of a share distribution consisting of shares of any class or series of securities of any other legal entity other than us or one of our subsidiaries, on the basis of a distribution of identical securities, on an equal per share basis, with respect to shares of Class A common stock and Class B common stock.
Subdivision or Combination
     If we in any manner subdivide or combine the outstanding shares of Class A common stock or Class B common stock, the outstanding shares of other classes of common stock will be proportionately subdivided or combined in the same manner and on the same basis as the outstanding shares of Class A common stock or Class B common stock, as the case may be, that have been subdivided or combined.

Conversion
     Each share of Class B common stock is convertible at any time and from time to time at the option of the holder thereof into 1.075 shares of Class A common stock. In addition, any shares of Class B common stock transferred to a person other than an Eligible Transferee (as described below) will automatically convert into shares of Class A common stock on a 1:1.075 basis upon any such transfer. Shares of Class A common stock are not convertible into shares of Class B common stock.
Transfer Restrictions
     In general, shares of our Class A common stock are freely transferable by the holders thereof. Shares of our Class B common stock are not transferable unless (i) first converted into shares of our Class A common stock or (ii) transferred pursuant to a Permitted Transfer. A Permitted Transfer is a transfer of Class B common stock to an Eligible Transferee, which is defined as:
•	in the case of an individual, an individual who is a descendant or a spouse, including a former or surviving spouse, of a descendant of (i) R.A. Jodrey, (ii) C.F.W. Burns or (iii) an individual that, on the effective date, is either a registered holder of shares of Class B common stock or a beneficial owner of shares of Class B common stock and, in each case, the executors, administrators, trustees or legal representatives of such individual’s estate (the “Family Members”);

•	(i) in the case of a corporation, a corporation a majority of the voting common shares of which are beneficially owned directly or indirectly by or for the benefit of Family Members, (ii) in the case of a trust, a trust in which a majority in interest of the beneficiaries are Family Members and (iii) in the case of a partnership, a partnership of which a majority of the partners are Family Members;

•	a person or entity which is a voting common equity security holder of an entity that beneficially owned shares of Class B common stock on the effective date where the person or entity acquires the Class B common stock from the entity; or

•	an entity which is majority owned by the beneficial owner of shares of Class B common stock where the entity acquires the Class B common stock from the beneficial owner.
For these purposes, “beneficially owned” has the meaning assigned to it under Rule 13d-3 of the Securities Exchange Act of 1934 and “effective date” means November 10, 2006, which was the first date on which the shares of Class A common stock were listed on the New York Stock Exchange.
Equivalent Consideration in Certain Transactions
     In the event of any merger, consolidation, share exchange, reclassification of our capital stock or other reorganization to which we are a party, pursuant to which shares of Class A common stock or Class B common stock will be exchanged for or converted into, or will receive a distribution of, cash or other property or our securities or the securities of any other person, each share of common stock will be entitled to receive Equivalent Consideration (as defined below) on a per share basis. As defined in our amended and restated articles of incorporation, the term “Equivalent Consideration” means consideration in the same form, in the same amount and, if applicable, with the same voting rights on a per share basis; provided (i) that holders of Class B common stock will be entitled to receive consideration in excess of that received by holders of Class A common stock in an amount equal to the Class B conversion premium described above under “— Conversion” and (ii) that, in the event that our securities (or securities of any surviving entity or any direct or indirect parent of the surviving entity) are to be issued or paid in a Control Transaction (as defined below), then such securities will be issued or paid in two classes and such classes shall differ with respect to, but solely with respect to, their relative voting rights and related differences in conversion and share distribution provisions, and all such differences will be identical to the corresponding differences in voting rights, conversion and share distribution provisions between the Class A common stock and the Class B common stock, so as to preserve the relative voting rights of each class as in effect immediately prior such transaction. As defined in our amended and restated articles of incorporation, the term “Control Transaction” means any merger, consolidation, share exchange, reclassification of our capital stock or other reorganization to which we are a party in which the holders of our common stock immediately prior to consummation of such transaction continue to hold at least a majority of the equity or voting power in us (or any surviving entity or any direct or indirect parent of the surviving entity) immediately after consummation of such transaction.

Other Rights
     Our stockholders have no preemptive or other rights to subscribe for additional shares. All holders of common stock, regardless of class, are entitled to share equally on a share-for-share basis in any assets available for distribution to common stockholders upon our liquidation, dissolution or winding up. All outstanding shares are validly issued, fully paid and nonassessable.
Preferred Stock
     Subject to the voting rights of the holders of Class B common stock described above, our Board of Directors is authorized to provide for the issuance of preferred stock in one or more series and to fix the designation, preferences, powers and relative, participating, optional and other rights, qualifications, limitations and restrictions thereof, including the dividend rate, conversion rights, voting rights, redemption price and liquidation preference and to fix the number of shares to be included in any such series. Any preferred stock so issued may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up, or both. In addition, any such shares of preferred stock may have class or series voting rights.
Anti-Takeover Effects of Our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and Nevada Law
     Some provisions of Nevada law and our amended and restated articles of incorporation and amended and restated bylaws could make the following more difficult:
•	acquisition of us by means of a tender offer or merger;

•	acquisition of us by means of a proxy contest or otherwise; or

•	removal of our incumbent officers and directors.
     These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions also are designed to encourage persons seeking to acquire control of us to first negotiate with our Board of Directors. We believe that the benefits of the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure our company outweigh the disadvantages of discouraging those proposals because negotiation of them could result in an improvement of their terms.
Stockholder Action by Written Consent
     Our amended and restated articles of incorporation provide that any action required or permitted to be taken at any annual or special meeting of the stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders, unless such consent is unanimous.
Calling of Special Meeting
     Our amended and restated articles of incorporation and bylaws provide that special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called exclusively upon request by a majority of our Board of Directors.
Requirements for Advance Notification of Stockholder Nominations and Proposals
     Our bylaws establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors other than nominations made by or at the direction of our Board of Directors or a committee of our Board of Directors.
     In general, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give notice in writing to our principal executive office 50 to 75 days before the first anniversary of the preceding year’s annual meeting, and the business must be a proper matter for stockholder action. The stockholder’s notice must include for each proposed nominee and business, as applicable, (i) the proposed nominee’s name, age, business address, residence and principal occupation, (ii) the class, series and number of our shares beneficially owned by the nominee, (iii) all required information under the Securities Exchange Act of 1934, as amended, (iv) a brief description of the proposed business and the reasons for conducting such business at the meeting, (v) the stockholder’s name and address that is making the proposal, (vi) the class, series and number of shares which are beneficially owned by such stockholder and (vii) such stockholder’s material interest in the business being proposed.
     In general, the only business that shall be conducted at a special meeting of stockholders shall be the matters set forth in the applicable notice of meeting.
     Only persons who are nominated in accordance with the procedures set forth in our bylaws shall be eligible to serve as directors, and the only business that shall be conducted at a meeting of stockholders shall be the matters properly brought before the meeting in accordance with the procedures set forth in our bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in our bylaws and, if any proposed nomination or business is not in compliance with our bylaws, to declare that such defective proposal or nomination shall be disregarded.
Amendment of Certain of the Provisions of our Amended and Restated Articles of Incorporation and Bylaws
     The provisions in our amended and restated articles of incorporation and bylaws relating to amendment of the articles of incorporation and bylaws, advance notice of director nominations and business at an annual meeting, stockholder meetings and action by written consent may not be amended, altered, changed or repealed in any respect unless such amendment, alteration, change or repeal is approved by the affirmative vote of not less than 80% of the combined voting power of the outstanding voting stock.
     In addition, our amended and restated articles of incorporation and bylaws provide that the provisions of our bylaws relating to the calling of meetings of stockholders, notice of meetings of stockholders, required quorum and voting standards at meetings of stockholders, conduct of meetings of stockholders, stockholder action by written consent, advance notice of stockholder business or director nominations, the general powers and authorized number of directors, the filling of director vacancies or the removal of directors and indemnification of officers and directors (and any provision relating to the amendment of any of these provisions) may only be amended by the vote of a majority of our entire Board of Directors or by the vote of holders of at least 80% of the votes entitled to be cast by the outstanding capital stock in the election of our Board of Directors.
Nevada Anti-Takeover Law
Business Combinations Act and Control Share Acquisitions
We have opted out of certain anti-takeover provisions under Nevada law. In general, Nevada law provides that specified persons who, together with affiliates and associates, own, or within three years did own, 10% or more of the outstanding voting stock of a corporation cannot engage in specified business combinations with the corporation for a period of three years after the date on which the person became an interested stockholder. The law defines the term “combination” to encompass a wide variety of transactions with or caused by an interested stockholder, including mergers, asset sales, and other transactions in which the interested stockholder receives or could receive a benefit on other than a pro rata basis with other stockholders. Additionally, Nevada law prohibits an acquiror, under certain circumstances, from voting shares of a target corporation’s stock after crossing certain threshold ownership percentages, unless the acquiror obtains the approval of the target corporation’s stockholders. However, as permitted by Nevada law, we have included provisions in our amended and restated articles of incorporation pursuant to which we have elected not to be governed by these anti-takeover laws.
No Cumulative Voting
     Our amended and restated articles of incorporation and amended and restated bylaws do not provide for cumulative voting in the election of directors.
Blank Check Preferred Stock
     The authorization of our undesignated preferred stock makes it possible for our Board of Directors to issue our preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes of control of our management.

Pre-Separation Transactions with Extendicare
     Our amended and restated articles of incorporation provide that neither any agreement nor any transaction entered into between us or any of our affiliated companies and our former parent company Extendicare, Inc. (or any successor thereto) (“Extendicare”) and any of its affiliated companies prior to our separation from Extendicare nor the subsequent performance of any such agreement will be considered void or voidable or unfair to us because Extendicare or any of its affiliated companies is a party or because directors or officers of Extendicare were on our Board of Directors when those agreements or transactions were approved. In addition, those agreements and transactions and their performance will not be contrary to any fiduciary duty of any directors or officers of our company or any affiliated company.
Limitation on Liability of Directors and Indemnification of our Directors and Officers
     Nevada law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person is made a party by reason of the fact that the person is or was a director, officer, employee of or agent to the corporation, or is or was serving at the request of the corporation in such capacity of another entity (other than an action by or in the right of the corporation — a “derivative action”), if they are not liable under Section 78.138 of the Nevada Revised Statutes or if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including amounts paid in settlement and attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s articles of incorporation, bylaws, disinterested director vote, shareholder vote, agreement, or otherwise.
     Our amended and restated articles of incorporation provide that the personal liability of our directors and officers is eliminated to the fullest extent permitted by Nevada law.
     Section 78.138(7) of the Nevada Revised Statutes provides that, with certain exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his other capacity as a director or officer unless it is proven that:
     (a) his other act or failure to act constituted a breach of his other fiduciary duties as a director or officer; and
     (b) his other breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
     Our amended and restated bylaws provide that, to the fullest extent permitted by Nevada law, as now in effect or as amended, we will indemnify and hold harmless any person made or threatened to be made a party to any action by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was our director, officer, employee or agent or while our director or officer is or was serving, at our request, as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by us, whether the basis of such proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director or officer, employee or agent. Any amendment of this provision will not reduce our indemnification obligations relating to actions taken before an amendment. Our amended and restated articles of incorporation contain similar provisions.
     Our directors and officers (and directors and officers of our subsidiaries) are also covered by directors’ and officers’ liability insurance under which they are insured (subject to certain exceptions and limitations specified in the policy) against expenses and liabilities arising out of proceedings to which they are parties by reason of being or having been directors or officers. Under these policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to our directors or officers.

Transfer Agent and Registrar
     The transfer agent and registrar for our Class A common stock is Computershare Trust Company, Inc.
New York Stock Exchange Listing
     Our Class A common stock is listed on the New York Stock Exchange under the symbol “ALC”.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.1(a)	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Assisted Living Concepts, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, File No. 001-13498)

3.1(b)	Certificate of Change Pursuant to NRS 78.209 For Nevada Profit Corporations (incorporated by reference to Exhibit 3.1 to Current Report of Assisted Living Concepts, Inc. on Form 8-K, dated March 16, 2009 and filed on March 18, 2009, File No. 001-13498)

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to Current Report of Assisted Living Concepts, Inc. on Form 8-K dated November 10, 2006 and filed on November 14, 2006, File No. 001-13498)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: May 14, 2009

ASSISTED LIVING CONCEPTS, INC.
By:	/s/ Eric B. Fonstad
Eric B. Fonstad, Senior Vice President,
General Counsel and Secretary